Execution Version

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of January 29, 2018, by and between Coda Octopus Group, Inc., a Delaware corporation (the “Company”), and the investors listed on the Schedule of Investors attached hereto (collectively, the “Investors”).

A. The Company wishes to sell to the Investors, and the Investors wish to purchase, on the terms and subject to the conditions set forth in this Agreement up to 1,125,950 shares (the “Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), at a price of $4.40 per Share.

B. The sale of the Shares by the Company to the Investors will be effected in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

In consideration of the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investors hereby agree as follows:

1. Purchase and Sale of Shares.

1.1. Closing of Purchase and Sale; Purchase Price. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each of the Investors agrees to purchase the number of Shares set forth below such Investor’s name on the signature pages hereof. The date on which the closing of the purchase and sale pursuant to the terms of this Agreement occurs (the “Closing”) is hereinafter referred to as the “Closing Date”. The Closing will be deemed to occur at the offices of Louis A. Brilleman, Esq., 1140 Avenue of the Americas, 9th Floor, New York, New York 10036, when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and, to the extent applicable, by Investors, (B) each of the conditions to the Closing described in Section 5 hereof has been satisfied or waived as specified therein and (C) unless otherwise specified on an Investor’s signature page, full payment of Investor’s Purchase Price (as defined below) has been made by each Investor to the Company by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Shares being purchased by each Investor.

1.2. Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

“Affiliate” means, as to any Person (the “subject Person”), any other Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person’s board of directors or other management committee or group, by contract or otherwise.

“Board of Directors” means the Company’s board of directors.

“Business” means the consolidated business, properties, assets, operations, results of operations or financial condition of the Company.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Nasdaq Capital Market is closed or on which banks in the City of New York are required or authorized by law to be closed.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” has the meaning specified in the preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Execution Date” means the date of this Agreement.

“Governmental Authority” means any nation or government, supranational agency, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

“Governmental Requirement” means any law, statute, code, ordinance, order, rule, permit, authorization, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

“Lien” means, with respect to any Property, any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

“Material Adverse Effect” means an effect that is material and adverse to (i) the Business, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents (as defined below) or (iii) the rights and benefits to which each Investor is entitled under this Agreement and the other Transaction Documents.

“Person” means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

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“Property” means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

“Purchase Price” means the aggregate price paid for the Shares by an Investor.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.7.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subsidiary” means any of the Company’s subsidiaries.

“Transaction Documents” means, collectively, this Agreement and all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

2. Representations and Warranties of Each Investor. Each Investor hereby represents and warrants to the Company for itself and not for any of the other Investors and agrees with the Company that, as of the Execution Date and as of the Closing Date:

2.1. Organization; Authorization; Enforceability. Such Investor is either an individual or an entity duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below such Investor’s name on the signature page hereof with the requisite power and authority to purchase the Shares to be purchased by it hereunder and to execute and deliver this Agreement. This Agreement constitutes and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor’s valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) general principles of equity and (iii) limitations imposed by public policy on indemnification obligations.

2.2. Accredited Investor. Such Investor (i) is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”), as indicated on the Accredited Investor Questionnaire attached as Exhibit A, and (ii) is acquiring the Shares in the ordinary course of its business, solely for its own account, and not with a view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under the Securities Act or are exempt from the registration requirements of the Securities Act and does not have any agreement or understanding with any person to distribute any of the Shares except in compliance with the Securities Act.

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2.3. Information. Investor acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

2.4. Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

2.5. Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to such Investor’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

2.6. No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

2.7. General Solicitation. Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Investor, any other general solicitation or general advertisement.

2.8. Limitations on Disposition. Such Investor acknowledges that, except as provided herein, the Shares have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

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2.9. Legend. Such Investor understands that the certificates, if any, representing the Shares will bear at issuance a restrictive legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and may not be offered, transferred, pledged, hypothecated, sold or otherwise disposed of unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale.”

2.10. Reliance on Exemptions. Such Investor understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Shares.

2.11. Compliance with U.S. Law. Such Investor is not, nor is it acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, the Investor has complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as expressly set forth on the disclosure schedules to this Agreement, as of the Execution Date and as of the Closing Date:

3.1. Organization, Good Standing and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction under which it is incorporated, and has all requisite corporate power and authority to conduct its business as currently conducted and to execute, deliver and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby. The Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.2. Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, including, without limitation, its obligations to issue and sell the Shares to the Investors in accordance with the terms hereof and thereof. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the registration rights herein set forth), or any other person or entity is required.

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3.3. Due Execution; Enforceability. This Agreement has been and, at or prior to the Closing, each other Transaction Document to be delivered at the Closing will be, duly executed and delivered by the Company. This Agreement constitutes and, upon the execution and delivery thereof by the Company, each other Transaction Document will constitute, the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) general principles of equity and (iii) limitations imposed by public policy on indemnification obligations.

3.4. Capitalization. (a) The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock, of which 9,136,121 shares are outstanding as of the date of this Agreement, and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 1,000 shares have been designated as Preferred Stock, Series C (the “Preferred Stock”), all of which are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid, non-assessable, and free of preemptive rights, with no personal liability attaching to the ownership thereof.

(b) All of such shares were issued in compliance with all applicable laws and contractual obligations binding on the Company. None were issued in violation of any agreement, arrangement or commitment to which the Company is a party or is subject to or in violation of any preemptive or similar (contractual or statutory) rights of any Person.

(c) Except as set forth on Schedule 3.4(c), as of the date hereof, no bonds, debentures, notes or other indebtedness that have the right to vote on any matters on which stockholders of the Company may vote were issued or outstanding, no trust preferred or subordinated debt securities of the Company or any subsidiary of the Company are issued or outstanding and there are no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements obligating the Company to issue, transfer, sell, purchase, redeem or otherwise acquire any Common Stock.

(d) There are no voting trusts, stockholder agreements, proxies or other agreements in effect pursuant to which the Company or any of its subsidiaries has a contractual or other obligation with respect to the voting or transfer of the Common Stock or other equity interests of the Company.

3.5. Due Authorization; Valid Issuance. The Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) the Shares will be duly and validly issued, and the Shares will be fully paid and nonassessable; in each case, free and clear of any Liens imposed by or through the Company, and (ii) assuming the accuracy of each Investor’s representations in this Agreement, the Shares will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. Immediately following the Closing and the closing of the Concurrent Transaction (as defined in Section 4.5), the Investors will own the respective percentages of the Company’s outstanding Common Stock set forth next to such Investor’s name on the Schedule of Investors attached hereto

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3.6. No Conflict with Other Instruments. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, and (ii) consummation of the transactions contemplated hereby and thereby will not result in any violation of any provisions of the Company’s charter, Bylaws or any other governing document or in a default under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company.

3.7. SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed (or if amended or superseded by a filing before the date of this Agreement, then on the date of such amending or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports (including, in each case, any related notes) were prepared from, and were in accordance, with, the books and records of the Company and its Subsidiaries and when filed (or if amended or superseded by a filing before the date of this Agreement, then on the date of such amending or superseding filing) complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at such time. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company has not received written comments from the staff of the Commission regarding any of the SEC Reports that remain unresolved, other than such comments the substance of which have been disclosed in any SEC Report.

3.8. Form 10-K. The information to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 (the “Form 10-K”), to be filed after the effectiveness of this Agreement, will not show any Adverse Changes from the information included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2017. As used herein, the term “Adverse Change” means a change that is material and adverse to (i) the Company, its business or operations, excluding changes in the Company’s financial results for the fiscal year ended October 31, 2017 as set forth in or as may be derived from the financial statements and related footnotes included in the Form 10-K, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents, or (iii) the rights and benefits to which each Investor is entitled under this Agreement and the other Transaction Documents.

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3.9. Solicitation; Other Issuances of Shares. Neither the Company nor any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares, or (ii) has, directly or indirectly, made any offers or sales of any security or the right to purchase any security, or solicited any offers to buy any security or any such right, under circumstances that would require registration of the Shares under the Securities Act or that would cause this offering of the Shares to be integrated with other offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq Capital Market.

3.10. Governmental Consents and Filings. Assuming the accuracy of the representations made by each Investor in Section 2 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable state securities laws, which have been made or will be made in a timely manner.

3.11. Transactions with Affiliates and Employees. Except as set forth herein and in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

3.12. Litigation. Except as described in the SEC Reports, there is no, and during the past two years there has been no, action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

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3.13. Compliance. (a) Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any agreement that has been filed as an exhibit to the Company’s SEC Reports or will be filed as an exhibit to the Form 10-K (whether or not such default or violation has been waived), except as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) is or has been in violation in any material respect of any judgment, decree or order of any court, arbitrator or other Governmental Authority or (iii) is or has been in violation in any material respect of any statute, rule, ordinance or regulation of any Governmental Authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters.

(b) Neither the Company, nor, to the knowledge of the Company, any partner, director, officer, manager, employee, independent contractor, consultant or agent of the Company or any other Person acting on their behalf, has directly or indirectly, during the last three (3) years: (i) offered or used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to any political campaign or activity, (ii) offered or made a direct or indirect unlawful payment or unlawful conveyance of something of value to any U.S. or non-U.S. government official, employee or political candidate or established or maintained any unlawful or unrecorded funds, (iii) violated any provision of the Foreign Corrupt Practices Act (the “FCPA”) or any statute or regulation equivalent to the FCPA or concerning such unlawful payments or gifts in any jurisdiction, including the U.K. Bribery Act 2010, (iv) offered or given any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or gift of money or anything of value to any U.S. or non-U.S. government official or employee of any Governmental Authority, (v) offered or made a direct or indirect payment to any U.S. or non-U.S. government official as incentive for the official to complete some action or process expeditiously, to the benefit of the party making the payment or (vi) received any unlawful discounts or rebates in violation of any statute or regulation relating to antitrust or competition. For the purpose of this section, a “non-U.S. government official” means any employee or officer of a government of a non-U.S. country, including any federal, regional or local department, agency, enterprise owned or controlled by a non-U.S. government, any official of a non-U.S. political party, any official or employee of a public international organization, any person acting in an official capacity for, or on behalf of, such entities, and any candidate for non-U.S. political office.

(c) The Company has maintained: (i) books and records that in all material respects accurately and fairly reflect, in reasonable detail, its transactions and dispositions of assets and (ii) a system of internal accounting controls that provide reasonable assurance that transactions are executed in accordance with general or specific authorization from the Company’s Board of Directors and officers.

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3.14. Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.15. Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all material patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports (collectively, the “Intellectual Property Rights”). Except as set forth in the SEC Reports, none of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

3.16. Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Such policies have not been subject to any lapse in coverage. Neither the Company nor any Subsidiary has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any such policies, and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.17. Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to or that is likely to have the effect of terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Other than as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from Nasdaq to the effect that the Company is not in compliance its listing or maintenance requirements of.

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3.18. Disclosure. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, and when taken as a whole, not misleading.

4. Covenants of the Company and the Investors.

4.1. The Company agrees with the Investors that the Company will:

a.	maintain its corporate existence in good standing;

b.	maintain, keep and preserve all of its Properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

c.	pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which appropriate reserves have been established;

d.	comply in all material respects with all Governmental Requirements applicable to the operation of its business;

e.	comply with all agreements, documents and instruments binding on it or affecting its Properties or business, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

f.	not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Investors or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of Nasdaq such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction;

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g.	deliver to any Investor that owns at least 5% of the Company’s outstanding Common Stock, from time to time, such additional information regarding the Business as such Investor may reasonably request.

h.	take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Investors at the Closing and issuance to the Investors pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States; provide evidence of any such action so taken to the Investors; make all filings and reports relating to the offer and sale of the Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date; and

i.	execute such documents and other papers and take such other further actions as may be reasonably required to carry out the provisions hereof and effectuate the transactions contemplated hereby, and use its best efforts to fulfill or obtain the fulfillment of the conditions to its obligation to effect the Closing.

4.2. The Company hereby agrees to use best efforts to list, effective upon Closing, all of the Shares on the Nasdaq Capital Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other exchange, it will include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed on such other exchange as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on the Nasdaq Capital Market and will comply in all respects with the Company’s reporting, filing and other obligations under all applicable Nasdaq rules.

4.3. The Investor agrees with the Company that Investor will not, without the prior written consent of the Company offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Investor or any Affiliate of the Investor or any person in privity with the Investor or any Affiliate of the Investor), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, or publicly announce an intention to effect any such transaction, with respect to any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock which were acquired by the Investor hereunder, for a period beginning upon, and ending 120 days after the effective date of a registration statement in connection with an initial public offering by the Company of its securities, other than shares of Common Stock disposed of in transactions not requiring registration under the Securities Act, including bona fide gift or gifts, provided that the donee or donees thereof agrees in writing to be bound by the terms of this provision.

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4.4. Use of Proceeds. The proceeds from the sale of the Shares may be used by the Company in its discretion, and may include the partial paydown of the HSBC loan described in the SEC Reports.

4.5. Other Subscriptions. There may be one or more directors of the Company who will participate in this offering and who will be executing Subscription Agreements to purchase up to an aggregate of 50,000 shares of Common Stock that are identical to this Agreement (the “Concurrent Transaction”), except that the price per Share will be higher in accordance with Nasdaq rules; provided, however, that such subscription agreements will not be executed until after the filing of the Form 10-K.

5. Conditions to Closing.

5.1. Conditions to each Investor’s Obligations at the Closing. Each Investor’s obligations to effect the Closing, including without limitation its obligation to purchase Shares at the Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

a.	the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct as of that particular date);

b.	the Company shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

c.	the Company shall have delivered to each Investor duly executed certificates representing the Shares being purchased by such Investor, unless the Shares are issued in uncertificated form;

d.	the Company shall have delivered to each Investor a secretary’s certificate, dated as of the Closing Date, certifying as to (A) the incorporation and active status of the Company in the State of Delaware based upon a certificate issued by the Secretary of State of the State of Delaware as of a date within ten (10) days of the Closing Date, (B) the resolutions of the Board of Directors approving the transactions contemplated hereby, (C) the Restated Certificate of Incorporation of the Company, as amended to date, certified as of a date within ten (10) days of the Closing Date, and (D) the By-Laws of the Company, each as in effect as of the Closing Date;

e.	Counsel to the Company shall have delivered to the Investors a legal opinion substantially in the form attached hereto as Exhibit B;

f.	there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

g.	the Company shall have executed each Transaction Document to which it is a party and shall have delivered the same to Investor; and

h.	no Material Adverse Effect shall have occurred.

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5.2. Conditions to Company’s Obligations at the Closing. The Company’s obligations to effect the Closing with the Investors are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

a.	the representations and warranties of each Investor set forth in this Agreement and in the other Transaction Documents shall be true and correct as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct as of that date);

b.	Each Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Investor on or before the Closing;

c.	there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and by the other Transaction Documents;

d.	Each Investor shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

e.	Each Investor shall have tendered to the Company the Purchase Price for the Shares being purchased by it at the Closing by wire transfer of immediately available funds.

6. Registration.

6.1. Definitions. As used in this Section 6, the following terms shall have the following meanings:

“Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to the offer of Registrable Securities.

“Prospectus” means (i) the prospectus included in the Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the Securities Act), as amended or supplemented by any Prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus and (ii) any Issuer Free Writing Prospectus.

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“Registrable Securities” means the Shares; provided, that, a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement or Rule 144.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

6.2 Registration. The Company shall use its best efforts to cause the Registrable Securities to be registered pursuant to the Securities Act. In connection therewith, as soon as practicable after the Closing Date and in any event by May 30, 2018 (the “Filing Date”), the Company shall prepare and file with the Commission a Registration Statement on Form S-3 covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The initial Registration Statement to be filed under this Section will be filed to include all of the Registrable Securities. Subject to any Commission comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit C (the “Plan of Distribution”); provided, however, that no Investor shall be named as an “underwriter” in the Registration Statement without such Investor’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible (but in no event more than two (2) business days after the date that the Commission advises the Company that it either has no comments on the Registration Statement or that all comments with respect thereto have been resolved), and shall use its reasonable best efforts to keep the resale registration of the Registrable Securities continuously effective under the Securities Act until the date that is the earliest of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Investors, or (ii) such time as the Investors whose Registrable Securities are included in such registration notify the Company in writing that they will not make any further sales thereunder, or (iii) the third anniversary of the date the Registration Statement was declared effective (the “Effectiveness Period”). By 5:00 p.m. (New York City time) on the Business Day immediately following the date any Registration Statement required to be filed hereunder is declared effective, the Company will file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (if such filing is required under such Rule). The Registration Statement when declared effective will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of the Prospectus, in the light of the circumstances under which a statement is made).

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6.3 If all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 6.2 cannot be so included because the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 or any other reason, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof, (ii) use its reasonable best efforts to file amendments to the initial Registration Statement as required by the Commission, and/or (iii) withdraw the initial Registration Statement and file a new Registration Statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission; provided, however, that prior to filing such amendment or new Registration Statement, the Company is obligated to use its reasonable best efforts to advocate with the then prevailing Commission guidance.

6.4 Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form available to the Company for the registration of the resale of Registrable Securities hereunder and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

6.5 Expenses. The Company will pay all expenses associated with each registration and the performance of or compliance by the Company with this Section 6, including, without limitation, filing and printing fees, its counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees, but excluding Investors’ counsel fees, and discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

6.6 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

a.	Not less than three Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish via email to counsel for the Investors copies of all disclosures regarding Investors and the plan of distribution to be included in such documents proposed to be filed, which disclosures will be subject to the reasonable review of the Investors. The Company will reflect in each such document when so filed with the Commission such comments regarding Investors and the plan of distribution as Investors may reasonably and promptly propose no later than two Business Days after Investors have been so furnished with copies of such documents as aforesaid.

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b.	(i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by Investors set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

c.	Furnish, upon reasonable request, to each Investor, copies of any and all correspondence with the Commission or any other governmental agency or other regulatory or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities.

d.	Notify Investors as promptly as reasonably possible of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; or (ii) any Registration Statement or any post-effective amendment is declared effective.

e.	Advise Investors promptly after it receives notice or obtains knowledge of the issuance or the threat of issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceedings for that purpose; and the Company shall promptly use all commercially reasonable efforts to prevent he issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

f.	Immediately notify each applicable Investor of (i) any request of the Commission or any other Federal or state governmental authority for any amendment or supplement to any Registration Statement or Prospectus or additional information related thereto; (ii) the Company’s receipt of notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (iii) the occurrence of any event as a result of which the financial statements included in or incorporated by reference into any Registration Statement become ineligible for inclusion therein or any Registration Statement or Prospectus or other document contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Promptly following the provision of such notice, the Company shall amend or supplement the Prospectus or Prospectus supplement or take other appropriate action so that the Prospectus or Prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. In addition, the Company shall notify Investors as promptly as reasonably possible of the receipt by the Company of written comments from the Commission relating to any Registration Statement.

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g.	(i) In the time and manner required by Nasdaq or any other market or exchange on which the Registrable Securities are listed (the “Trading Market”), prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on a Trading Market as soon as possible thereafter; (iii) provide to Investors evidence of such listing; and (iv) during the Effectiveness Period, maintain the listing of such Registrable Securities on such Trading Market or another Eligible Market.

h.	Cooperate with Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates will be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as Investors may reasonably request.

i.	Comply with all rules and regulations of the Commission applicable to the registration of the Securities and make any necessary “Blue Sky” filings.

j.	If the Investor could reasonably be deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act or a “controlling person” within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the Registration Statement in respect of any registration of Registrable Securities of such Investor pursuant to this Agreement, and any amendment or supplement thereof (any such Registration Statement or amendment or supplement, an “Investor Underwriter Registration Statement”), then the Company will cooperate with such Investor in allowing such Investor to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy its obligations in respect thereof. In addition, at any Investor’s request, the Company will furnish to such Investor, on the date of the effectiveness of any Investor Underwriter Registration Statement and thereafter from time to time on such dates as such Investor may reasonably request, (i) a comfort letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Investor Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” negative assurance for such offering, addressed to such Investor and (iii) a standard officer’s certificate from the Chief Executive Officer and Chief Financial Officer of the Company addressed to such Investor. The Company will also permit legal counsel to such Investor(s) to review and comment upon any such Investor Underwriter Registration Statement at least five (5) Business Days prior to its filing with the Commission and all amendments and supplements to any such Investor Underwriter Registration Statement within a reasonable number of days prior to their filing with the Commission and not file any Investor Underwriter Registration Statement or amendment or supplement thereto in a form to which such Investor’s legal counsel reasonably objects.

k.	The Company shall cause certificates evidencing the Registrable Securities not to contain any restrictive legend: (i) upon the effectiveness of a Registration Statement covering such Registrable Securities, or (ii) following a sale of such Registrable Securities pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Following such time as restrictive legends are not required to be placed on certificates representing Shares, the Company will, no later than five (5) Business Days following the delivery by any Investor to the Company or the Company’s transfer agent of a certificate representing Registrable Securities containing a restrictive legend, deliver or cause to be delivered to such Investor a certificate representing such Registrable Securities that is free from all restrictive and other legends. The Company shall, immediately following the Registration Statement being declared effective, cause its counsel to issue a legal opinion to the Company’s transfer agent with respect to the Registrable Securities to effect the removal of the restrictive legend contemplated by this Agreement. The Company may not make any notation on its records or give instructions to any transfer agent for the Registrable Securities that enlarge the restrictions on transfer set forth in this Agreement. Certificates for Registrable Securities subject to legend removal hereunder shall be transmitted by the Company’s transfer agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company system.

l.	The Company shall take all such reasonable actions as are necessary to effect the registration or facilitate the disposition of the Registrable Securities in accordance with the terms of this Agreement.

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6.7 Public Information. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees that (1) as long as the Investors beneficially or legally own Shares, the Company will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and (2) as long as the Investors own Shares, but only until all such Shares may be sold under Rule 144(b)(i) without regard to meeting the requirements of Rule 144(c), if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to any Investor and make publicly available in accordance with Rule 144(c) such information as is required for such Investor to sell the Shares under Rule 144. The Company will be deemed to have furnished such reports to the Investors if the Company has filed such reports with the Commission using the Commission’s Electronic Data Gathering, Analysis and Retrieval system and such reports are publicly available. The Company further agrees that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable the Investors to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

6.8 Investors Information. Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

6.9 Piggy-Back Registrations. If at any time during the Effectiveness Period the Company determines to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company will send to each Investor written notice of such determination and if, within ten days after receipt of such notice, an Investor will so request in writing, the Company will include in such registration statement all or any part of any Registrable Securities that such Investor requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof impose a limitation on the number of shares of Common Stock that may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company is obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investors have requested inclusion hereunder as the underwriter permits; provided, however, that the Company shall include Registrable Securities of any other Investor only if all of the Registrable Securities that Forest Manor NV requests to be registered are included. If an offering in connection with which the Investors are entitled to registration under this Section 6.9 is an underwritten offering, then the Investors will, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and will enter into an underwriting agreement in a form and substance reasonably satisfactory to the Company and the underwriter or underwriters

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7. Participation and Purchase Rights.

7.1. Participation Rights Procedures.

a.	Any offer, sale, grant, disposition or announcement of offer or sale by the Company with respect to its Common Stock, or any stock, warrant or other securities convertible into or exercisable or exchangeable for shares of Common Stock, in a manner that is not required to be registered under the Securities Act is hereinafter referred to as a “Subsequent Placement.”

b.	From and after the Closing Date and until 36 months after the Closing Date, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company will have first complied with this Section 7.

c.	As a condition prior to the delivery of the Offer Notice (as defined in the next paragraph), an Investor shall agree to enter into a non-disclosure agreement with the Company in form and substance reasonably acceptable to such Investor.

d.	The Company will deliver to each Investor an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice must (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, and (y) offer to issue and sell to each Investor a pro rata portion of the Offered Securities equal to such Investor’s pro rata ownership of the Company’s then issued and outstanding Common Stock (the “Proportionate Share”). By way of example only, if an Investor owns 5% of the issued and outstanding shares of Common Stock, such Investor will have the right to purchase 5% of the Offered Securities.

e.	To accept an Offer, in whole or in part, each Investor must deliver a written notice to the Company prior to the end of the fifth (5th) Business Day after Investor’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Investor’s Proportionate Share that such Investor elects to purchase (the “Notice of Acceptance”).

f.	The Company will have 90 Business Days from the expiration of the Offer Period above (i) to offer, issue and sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the “Refused Securities”), but only to the offerees or class of offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices) that are no more favorable to offerees than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of a definitive agreement relating to such Subsequent Placement (the “Subsequent Placement Agreement”), and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which will be filed with the Commission on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto to the extent required by the rules and regulations of the Commission. The Company may, in its complete and absolute discretion, abandon a Subsequent Placement at any time prior to the execution of a Subsequent Placement Agreement.

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g.	Upon the closing of the issuance and sale of all or an amount of the Offered Securities, Investors will acquire from the Company, and the Company will issue to the Investors, the number or amount of Offered Securities specified in the Notices of Acceptance upon the terms and conditions specified in the Offer. The purchase by an Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Investor of a Subsequent Placement Agreement reasonably satisfactory in form and substance to such Investor.

h.	Any Offered Securities not acquired by the Investors or other persons in accordance with this Section 7(e) or (f) above may not be issued, sold or exchanged until they are again offered to the Investors under the procedures specified in this Agreement.

i.	Notwithstanding anything herein to the contrary, the provisions of this Section 7 shall not apply to (i) issuances of securities to employees, directors, officers or consultants under an equity incentive plan approved by the Board of Directors (including issuances upon the conversion or exercise of any such securities), (ii) subject to Section 7.2 below, the conversion of preferred stock issued and outstanding on the date hereof, (iii) issuances in connection with an acquisition of a business from an unaffiliated third party, (iv) any Shares sold in this offering, or (v) issuances for any purpose up to an aggregate purchase price of $100,000.

7.2. Preferred Stock Purchase Right. The Company agrees that from and after the Closing Date and until 36 months after the Closing Date, upon conversion or exchange of any Preferred Stock issued and outstanding on the date hereof into Common Stock, the Investors shall have the right to purchase shares of Common Stock in an amount equal to a Proportionate Share multiplied by the number of shares of Common Stock so issued in such exchange or conversion (as adjusted for stock splits or any similar transactions) from the Company at a price of $4.40 per share in accordance with the terms of this Agreement.

8. Miscellaneous.

8.1. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

8.2. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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8.3. No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation or warranty of any other party in connection with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations and warranties made in this Agreement or the other Transaction Documents), (iii) it has not received from any party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any party.

8.4. Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In any action, suit or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury.

8.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or electronic (PDF) transmission.

8.6. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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8.7. Notices. Any notice, demand or request required or permitted to be given by the Company or Investors pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:	Coda Octopus Group, Inc.
7380 W. Sand Lake Road, Suite 500
Orlando, Florida 32819
Attention: Chief Executive Officer

and if to the Investors, to such address for each Investor as shall appear on the signature pages hereof executed by the Investors, or as shall be designated by such Investor in writing to the Company in accordance with this Section 8.7.

8.8. Expenses. Other than as set forth herein, each of the Company and each Investor shall pay all of its own costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents.

8.9. Entire Agreement; Amendments. This Agreement and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least a majority of the Shares, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CODA OCTOPUS GROUP, INC.

By:

23

CODA OCTOPUS GROUP, INC.

SUBSCRIPTION AGREEMENT

Counterpart Signature Page

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:

Signature:

Name:

By:

Name:

Title: